Exhibit 99.1

NATCO Group Inc.

Unaudited Segment Information

(in thousands)

	Quarter Ended March 31, 2006 *	Quarter Ended June 30, 2006 *	Quarter Ended September 30, 2006 *	Quarter Ended December 31, 2006 *	Year Ended December 31, 2006 *
Revenue:
Integrated Engineered Solutions	$45,195	$51,293	$52,477	$57,168	$206,133
Standard & Traditional	52,822	61,413	59,979	60,178	234,392
Automation & Control Systems	20,872	21,817	23,881	24,051	90,621
Eliminations	(1,122)	(5,816)	(4,159)	(1,008)	(12,105)

Total revenue	$117,767	$128,707	$132,178	$140,389	$519,041

Gross profit:
Integrated Engineered Solutions	$14,332	$15,296	$13,795	$15,788	$59,211
Standard & Traditional	12,442	14,954	17,079	12,886	57,361
Automation & Control Systems	4,592	4,891	5,444	5,493	20,420

Total gross profit	$31,366	$35,141	$36,318	$34,167	$136,992

Gross profit % of revenue:
Integrated Engineered Solutions	31.7%	29.8%	26.3%	27.6%	28.7%
Standard & Traditional	23.6%	24.3%	28.5%	21.4%	24.5%
Automation & Control Systems	22.0%	22.4%	22.8%	22.8%	22.5%
Total gross profit % of revenue	26.6%	27.3%	27.5%	24.3%	26.4%
Operating expenses:
Integrated Engineered Solutions	$6,247	$5,551	$8,253	$5,614	$25,665
Standard & Traditional	8,797	8,811	9,925	10,118	37,651
Automation & Control Systems	1,950	2,347	2,186	2,046	8,529

Total operating expenses	$16,994	$16,709	$20,364	$17,778	$71,845

Segment profit:
Integrated Engineered Solutions	$8,085	$9,745	$5,542	$10,174	$33,546
Standard & Traditional	3,645	6,143	7,154	2,768	19,710
Automation & Control Systems	2,642	2,544	3,258	3,447	11,891

Total segment profit	$14,372	$18,432	$15,954	$16,389	$65,147

Bookings:
Integrated Engineered Solutions	$75,092	$88,990	$39,221	$38,745	$242,048
Standard & Traditional	58,260	53,129	50,772	68,959	231,120
Automation & Control Systems	20,994	18,764	22,837	19,539	82,134

Total bookings	$154,346	$160,883	$112,830	$127,243	$555,302

Backlog:
Integrated Engineered Solutions	$134,453	$172,424	$158,847	$140,432	$140,432
Standard & Traditional	61,362	57,131	51,205	60,064	60,064
Automation & Control Systems	11,788	10,224	10,380	6,789	6,789

Total backlog	$207,603	$239,779	$220,432	$207,285	$207,285

*	Results for 2006 have been adjusted to reflect the adoption of the FASB staff position No. Aug AIR-1, Accounting for Planned Major Maintenance Activities.

NATCO Group Inc.

Unaudited Segment Information

(in thousands)

	Quarter Ended March 31, 2007	Quarter Ended June 30, 2007	Quarter Ended September 30, 2007	Quarter Ended December 31, 2007	Year Ended December 31, 2007
Revenue:
Integrated Engineered Solutions	$48,469	$49,942	$56,863	$64,857	$220,131
Standard & Traditional	57,216	65,840	57,846	61,271	242,173
Automation & Control Systems	23,070	26,431	32,178	32,244	113,923
Eliminations	(1,326)	(1,519)	(1,696)	(1,571)	(6,112)

Total revenue	$127,429	$140,694	$145,191	$156,801	$570,115

Gross profit:
Integrated Engineered Solutions	$15,225	$16,080	$20,406	$23,275	$74,986
Standard & Traditional	16,149	17,848	14,164	13,862	62,023
Automation & Control Systems	4,720	6,659	7,525	7,626	26,530

Total gross profit	$36,094	$40,587	$42,095	$44,763	$163,539

Gross profit % of revenue:
Integrated Engineered Solutions	31.4%	32.2%	35.9%	35.9%	34.1%
Standard & Traditional	28.2%	27.1%	24.5%	22.6%	25.6%
Automation & Control Systems	20.5%	25.2%	23.4%	23.7%	23.3%
Total gross profit % of revenue	28.3%	28.8%	29.0%	28.5%	28.7%
Operating expenses:
Integrated Engineered Solutions	$7,054	$7,540	$7,975	$8,509	$31,079
Standard & Traditional	10,864	10,382	10,737	12,390	44,373
Automation & Control Systems	2,606	2,503	2,431	2,773	10,313

Total operating expenses	$20,524	$20,425	$21,143	$23,672	$85,765

Segment profit:
Integrated Engineered Solutions	$8,171	$8,540	$12,431	$14,766	$43,907
Standard & Traditional	5,285	7,466	3,427	1,472	17,650
Automation & Control Systems	2,114	4,156	5,094	4,853	16,217

Total segment profit	$15,570	$20,162	$20,952	$21,091	$77,774

Bookings:
Integrated Engineered Solutions	$46,632	$38,094	$58,452	$32,103	$175,281
Standard & Traditional	61,139	55,537	53,793	77,471	247,940
Automation & Control Systems	26,079	27,766	29,047	27,341	110,233

Total bookings	$133,850	$121,397	$141,292	$136,915	$533,454

Backlog:
Integrated Engineered Solutions	$138,648	$126,800	$128,402	$96,163	$96,163
Standard & Traditional	64,433	54,509	50,764	67,009	67,009
Automation & Control Systems	10,625	13,100	11,344	7,451	7,451

Total backlog	$213,706	$194,409	$190,510	$170,623	$170,623